UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2020

Central Index Key Number of the issuing entity: 0001830315

BANK 2020-BNK29

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-227446-12	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement

On November 30, 2020 (the “Closing Date”), Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance of the BANK 2020-BNK29, Commercial Mortgage Pass-Through Certificates, Series 2020-BNK29 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2020 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

One mortgage loan, secured by the mortgaged property identified as “McDonald’s Global HQ” on Exhibit B to the Pooling and Servicing Agreement (the “McDonald’s Global HQ Mortgage Loan”), is an asset of the Issuing Entity and part of a whole loan (the “McDonald’s Global HQ Whole Loan”) that includes the McDonald’s Global HQ Mortgage Loan and multiple pari passu notes and one subordinate promissory note (the “Companion Loans”) that are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the McDonald’s Global HQ Whole Loan will be serviced and administered (i) prior to the securitization of the related lead servicing Companion Loan (represented by promissory note A-2), under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the related lead servicing Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The lead servicing Companion Loan related to the McDonald’s Global HQ Whole Loan was securitized on December 22, 2020 in connection with the issuance of a series of mortgage pass-through certificates entitled BANK 2020-BNK30 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2020-BNK30. Consequently, the McDonald’s Global HQ Mortgage Loan is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of December 1, 2020 (the “BANK 2020-BNK30 PSA”), between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer (the “Non-Serviced Master Servicer”), Greystone Servicing Company LLC, as general special servicer (the “Non-Serviced Special Servicer”), National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee. The BANK 2020-BNK30 PSA is attached hereto as Exhibit 4.6.

The servicing terms of the BANK 2020-BNK30 PSA will be substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to the Serviced Mortgage Loans; however, the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the prospectus relating to the Certificates, dated November 23, 2020 (the “Prospectus”), and the following:

•	The related Non-Serviced Master Servicer earns a servicing fee with respect to the McDonald’s Global HQ Mortgage Loan, that is to be calculated at 0.00250% per annum.
•	Upon the McDonald’s Global HQ Mortgage Loan becoming a specially serviced loan under the BANK 2020-BNK30 PSA, the Non-Serviced Special Servicer will earn a special servicing fee payable monthly with respect to such mortgage loan accruing at a rate equal to 0.25000% per annum, until such time as such mortgage loan is no longer specially serviced. The special servicing fee is subject to a minimum fee of (i) $3,500 or (ii) if the risk retention consultation party under the BANK 2020-BNK30 PSA is entitled to consult with the Non-Serviced Special Servicer with respect to the McDonald’s Global HQ Mortgage Loan, for so long as the McDonald’s Global HQ Mortgage Loan is a specially serviced loan during the occurrence and continuance of a consultation termination event under the BANK 2020-BNK30 PSA, $5,000.
•	The Non-Serviced Special Servicer will be entitled to a workout fee equal to 1.0% of each payment of principal (other than any amount for which a liquidation fee is paid) and interest in respect of the McDonald’s Global HQ Whole Loan (other than default interest and excess interest) made by the related borrower after any workout of the McDonald’s Global HQ Whole Loan. The workout fee is subject to a minimum fee of $25,000 and is not subject to a cap.
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•	The Non-Serviced Special Servicer will be entitled to a liquidation fee equal to 1.0% of net liquidation proceeds received in connection with a liquidation of the McDonald’s Global HQ Whole Loan. The liquidation fee is subject to a minimum fee of $25,000 or 3.0%, whichever is less, and is not subject to a cap.
•	Under the BANK 2020-BNK30 PSA, the related Non-Serviced Whole Loan Controlling Holder with respect to the McDonald's Global HQ Whole Loan will be (i) for so long as no AB Control Appraisal Period exists, the controlling class representative selected by a majority of the most subordinate class of loan-specific certificates backed by the McDonald's Global HQ Subordinate Companion Loan and (ii) for so long as a McDonald's Global HQ Control Appraisal Period exists, the controlling class representative selected by the majority of the controlling class of pooled certificates.
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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

4.6	Pooling and Servicing Agreement, dated as of December 1, 2020, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Greystone Servicing Company LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, relating to the McDonald’s Global HQ Whole Loan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
Name: Jane Lam
Title: President

Dated: December 28, 2020

BANK 2020-BNK29 – Form 8-K (McDonald's Global HQ Servicing Shift)